SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2003

SPORTSLINE.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-23337 (Commission File Number)	65-0470894 (I.R.S. Employer Identification No.)

2200 W. Cypress Creek Road Fort Lauderdale, Florida (Address of principal executive offices)	33309 (Zip Code)

(954) 489-4000

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure.

On November 14, 2003, SportsLine.com issued a press release announcing the expected timing for the filing of its Form 10-Q for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and the information contained therein is incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

99.1	Press Release of SportsLine.com, Inc. dated November 14, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSLINE.COM, INC.

Date: November 14, 2003	By:	/s/ Kenneth W. Sanders

Kenneth W. Sanders Chief Financial Officer

3

SPORTSLINE.COM, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of SportsLine.com, Inc. dated November 14, 2003

4